                                    SCHEDULE
                                     to the
                                MASTER AGREEMENT

                         dated as of ____________, _____

                                     between

        AIG Financial Products Corp.       ("Party A")

        and

        Perpetual Trustees Consolidated Limited (ABN 81 004 029 841) in its capacity as trustee of the Crusade Global Trust No. 1 of 2003 ("Party B")

        and

        Crusade Management Limited (ABN 90 072 715 916)          ("Manager")



                                    PART 1

               TERMINATION PROVISIONS AND CERTAIN OTHER MATTERS


(1)     "SPECIFIED ENTITY" is not applicable in relation to Party A and Party B.

(2)     "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(3)     (i)    Sections 5(a)(ii), (iv), (v), (vi), 5(b)(iii) and (iv) will not apply to Party A or Party B. Section 5(a)(iii) will apply only to Party A and will not apply to Party B.

        (ii)   Replace Section 5(a)(i) with:

               "(i) FAILURE TO PAY OR DELIVER. Failure by the party to make when due any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before 10.00 am on the tenth Local Business Day after the due date;"

        (iii) Section 5(b)(ii) will not apply to Party A as the Affected Party (subject to Part 5(14)(iii) of this Schedule).


(4) The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by "An Insolvency Event under the Security Trust Deed has occurred in respect of Party A or Party B (the party the subject of the Insolvency Event will be the Defaulting Party); or ". In relation to Party A, the events described in the definition of Insolvency Event (under the Security Trust Deed) shall apply to it as if Party A was a relevant corporation referred to in that definition. The occurrence of an Insolvency Event under the Security Trust Deed in respect of Party B in its personal capacity will not constitute an Event of Default provided that within thirty Local Business Days of that occurrence, Party A, Party B and the Manager are able to procure the novation of this Agreement and all Transactions to a third party in respect of which the Designated Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Notes, and Party A and Party B agree to execute such a novation agreement in standard ISDA form.

(5)      The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a):

         will not apply to Party A.
         will not apply to Party B.

(6)      PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
         Agreement:

         (i)    Market Quotation (as amended by Part 5(24)(b)) will apply; and

         (ii)   the Second Method will apply.

(7) "TERMINATION CURRENCY" means the currency selected by the party which is not the Defaulting Party or the Affected Party, as the case may be, or where there is more than one Affected Party the currency agreed by Party A and Party B. However, the Termination Currency shall be one of the currencies in which payments are required to be made in respect of Transactions. If the currency selected is not freely available, or where there are two Affected Parties and they cannot agree on a Termination Currency, the Termination Currency shall be United States Dollars.


(8)      "ADDITIONAL TERMINATION EVENT" means:

         (i) An Event of Default (as defined in the Security Trust Deed) occurs and the Security Trustee has declared, in accordance with the Security Trust Deed, the Notes immediately due and payable (and Party B is the Affected Party);

         (ii) Party B becomes obliged to make a withholding or deduction in respect of any Notes and the Notes are redeemed as a result (and Party B is the Affected Party). Notwithstanding Section 6(b)(iv) of the Agreement, as a result thereof, Party B must, at the direction of the Manager, give a notice designating an Early Termination Date in respect of this Agreement and all Transactions;

         (iii)  An event set out in Section 18 (d)(i) and 18(d)(ii).

                                     PART 2
                               TAX REPRESENTATIONS

(1)      PAYER TAX REPRESENTATIONS

         For the purpose of Section 3(e) of the Agreement, Party A and Party B will make the following representations:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

         (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

         (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and

         (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

         provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.



(2)      PAYEE TAX REPRESENTATIONS

         For the purpose of Section 3(f) of this Agreement:

         Party A makes the following representation:

         None

         Party B makes the following representation:

         Crusade Global Trust No. 1 of 2003 is a foreign person and is not a U.S. branch of a foreign person. For purposes of this representation, "foreign person" shall mean any person that is not a "U.S. Person" within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

                                     PART 3

                         AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents:

                (a)

PARTY REQUIRED TO
DELIVER DOCUMENT                FORM/DOCUMENT/CERTIFICATE              DATE BY WHICH TO BE        COVERED BY SECTION
                                                                            DELIVERED           3(d) REPRESENTATION
        Manager            Legal opinions as to the validity and   Upon execution and                     No
                           enforceability of the obligations of    delivery of this Agreement
                           Party B and the Manager under this
                           Agreement, the Trust Deed, the
                           Security Trust Deed and the Notes in
                           form and substance and issued by
                           legal counsel reasonably acceptable
                           to Party A

  Party A and Party B      Certified copies of all corporate       Upon execution and                     Yes
                           authorisations (to be certified by an   delivery of this Agreement
                           Authorised Officer of the relevant
                           party) and any other documents with
                           respect to the execution, delivery
                           and performance of this Agreement

  Party A and Party B      Certificate of authority and specimen   Upon execution and                     Yes
                           signatures of individuals executing     delivery of this Agreement
                           this Agreement and Confirmations        and thereafter upon
                                                                   request of the other party

        Manager            Two complete and accurate United        Upon execution and                     Yes
                           States Internal Revenue Service Form    delivery of this Agreement.
                           W-8BEN (or any applicable successor
                           forms), in a manner reasonably
                           satisfactory to Party A

        Party A            Guarantee from American International   At execution hereof                    No
                           Group, Inc. (the "Guarantor")





                                                                          Page 4




        Party A            Guarantor's Annual Financial            On demand in respect of                No
                           Statements                              those which became publicly
                                                                   available prior to execution
                                                                   of this Agreement and in
                                                                   respect of those which are
                                                                   not publicly available at
                                                                   execution hereof on demand
                                                                   after becoming publicly
                                                                   available after the end of
                                                                   the Guarantor's relevant
                                                                   financial year

        Party A            Incumbency certificate in respect       At execution hereof                    No
                           of the Guarantor



"ANNUAL FINANCIAL STATEMENTS" means, in respect of the Guarantor, a copy of the annual report of the Guarantor containing audited financial statements (consolidated, if any such statements are produced) for the most recently completed financial year at the time such accounts are delivered certified by or reported upon by the Guarantor's independent certified public accountants, auditors or other appropriately qualified person and prepared in accordance with accounting principles that are generally accepted in the country in which the party is organized together in any case with any interim financial statements (audited or unaudited) which are generally available when such annual report is delivered.

                                     PART 4

                                  MISCELLANEOUS


(1)      ADDRESS FOR NOTICES. For the purpose of Section 12(a) of this
         Agreement:

         (a)      Address for notice or communications to Party A:

                  Any notice relating to a particular Transaction shall be delivered to the address or facsimile or telex number specified in the Confirmation of such Transaction. Any notice delivered for purposes of Sections 5 and 6 of this Agreement shall be delivered to the following address:

                  Address for notice or communications to Party A:

                  AIG Financial Products Corp.
                  50 Danbury Road
                  Wilton, Connecticut 06897-4444
                  USA
                  Facsimile: (1-203) 222 4780
                  Telephone: (1-203) 222 4700
                  Attention: Chief Financial Officer (with a copy to General
                             Counsel)

                  Address for notice or communications to Party B:

                  Level 7, 9 Castlereagh Street, Sydney NSW 2000 Australia
                  Attention: Manager, Securitisation
                  Telephone: (612) 9229 9000
                  Facsimile: (612) 9221 7870
                  Telex:     N/A


                  Address for Notices to the Manager:

                  Level 12, 55 Market Street, Sydney NSW 2000 Australia
                  Attention: Middle Office Compliance Manager
                  Telephone: (612) 9320 5526
                  Facsimile: (612) 9320 5589
                  Telex:     N/A

(2)      PROCESS AGENT. For the purpose of Section 13(c):

         Party A appoints as its Process Agent:

         Secretary of State, State of New York
         Office of the Department of State
         41 State Street
         Albany, NY 12231

         Party B appoints as its Process Agent:

         CT Corporation
         111 Eighth Avenue
         New York, NY 10011


(3)      OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(4)      MULTIBRANCH PARTY. For the purpose of Section 10 of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party

(5) CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(6)      CREDIT SUPPORT DOCUMENTS.

         (i) In relation to Party A: The Guarantee of American International Group, Inc. substantially in the form of Appendix A hereto, to be delivered by Party A to Party B at execution of this Agreement.

         (ii)     In relation to Party B: Security Trust Deed

(7)      CREDIT SUPPORT PROVIDER.

         In relation to Party A: American International Group, Inc.

(8) GOVERNING LAW: This Agreement and each Confirmation will be governed by, and construed and enforced in accordance with, the law of the State of New York (without reference to its choice of law doctrine) and each party hereby submits to the jurisdiction of the courts of the State of New York.

(9)      NETTING OF PAYMENTS. Section 2(c)(ii) of this Agreement will apply.

(10) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

(11) All payments to be made to Party B under this Agreement by Party A must be made to the US$Account. Any payment so made will, to the extent of that payment, satisfy the relevant party's obligation to Party B in respect of that payment.

                                     PART 5

                                OTHER PROVISIONS



(1)      In Section 2(a)(i) add the following sentence:

                  "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party."

(2) In Section 2(a)(ii), after "freely transferable funds" add the words and "free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement).

(3)      Insert new Sections 2(a)(iv) and 2(a)(v) as follows:

         (a) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment or delivery due to be made to a party if it has satisfied all its payment and delivery obligations under
                  Section 2(a)(i) of this Agreement and has no future payment or delivery obligations, whether absolute or contingent under
                  Section 2(a)(i).

         (b)      Where:

                  (i) payments are due pursuant to Section 2(a)(i) by Party A to Party B (the "PARTY A PAYMENT") and by Party B to Party A (the "PARTY B PAYMENT") on the same day; and

                  (ii) the Security Trust Deed has become, and remains at that time, enforceable.

                  then Party A's obligation to make the Party A Payment to Party B shall be subject to the condition precedent (which shall be an "applicable condition precedent" for the purpose of Section 2(a)(iii)(3)) that Party A first receives either:

                  (iii)    the Party B Payment; or

                  (iv) confirmation from Party B's bank that it holds irrevocable instructions to effect payment of the Party B Payment and that cleared funds are available to make that payment."

(4) Section 2(b) of this Agreement is hereby amended by the addition of the following at the end thereof:-

         "; provided that, following a change occurring, if any new account of one party is not in the same jurisdiction as the original account, the other party shall not be obliged to pay any greater amount and shall not receive any lesser amount as a result of such change than would have been the case if such change had not taken place."


(5) The third line of Section 2(d)(i) of this Agreement is amended by inserting before the phrase "of any relevant governmental revenue authority" the words ", application or official interpretation" and inserting the words "(either generally or with respect to a party to this Agreement)" after that phrase.

(6) Delete the word "if" at the beginning of Section 2(d)(i)(4) and insert the following words instead:

                  "if and only if X is Party A and";

(7) In Section 2(d)(ii) insert the words "(if and only if Y is Party A)" after the word "then" at the beginning of the last paragraph. Party B will have no obligation to pay any amount to Party A under Section 2(d)(ii), and may make any payment under or in connection with this Agreement net of any deduction or withholding referred to in Section 2(d)(i).
                                                                          Page 8

(8) WAIVER OF JURY TRIAL. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party (i) certifies that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(9) TELEPHONIC RECORDING. Each party (i) consents to the recording of the telephone conversations of trading, marketing and operations personnel of the parties and their Affiliates in connection with this Agreement or any potential Transaction and (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(10) FURTHER REPRESENTATIONS. Party B represents to Party A (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into) that:

         (a) TRUST VALIDLY CREATED. The Trust has been validly created and is in existence at the date of this Agreement.

         (b) SOLE TRUSTEE. Party B has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

         (c) NO PROCEEDINGS TO REMOVE. No notice has been given to Party B and to Party B's knowledge no resolution has been passed, or direction or notice has been given, removing Party B as trustee of the Trust.

         (d) POWER. Party B has power under the Trust Deed to enter into this Agreement and the Security Trust Deed in its capacity as trustee of the Trust.

         (e) GOOD TITLE. Party B is the equitable owner of the assets of the Trust and has power under the Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed and, subject only to the Trust Deed, the Security Trust Deed and any Security Interest permitted under the Trust Deed, as far as Party B is aware, those assets are free from all other Security Interests.

(11) CONTRACTING AS PRINCIPAL Party A will enter into all Transactions as principal and not otherwise and Party B will enter into all Transactions in its capacity as trustee of the Trust and not otherwise."

(12) CONFIRMATIONS. For the purposes of Section 9(e)(ii) Party B (either itself or through the Manager) will, on or promptly after the relevant Trade Date, send Party A a Confirmation confirming that Transaction and Party A must promptly then confirm the accuracy of and sign and return or request the correction of such Confirmation. Notwithstanding the provisions of Section 9(e)(ii), each Confirmation in respect of a Transaction which is confirmed by electronic messaging system, an exchange of telexes or an exchange of facsimiles will be further evidenced by an original Confirmation signed by the parties, however any failure to sign an original Confirmation will not affect the validity or enforcement of any Swap Transaction.

(13) Section 5(b)(i) (ILLEGALITY) is amended by adding the following paragraph at the end:

         "this sub paragraph (i) does not apply to the imposition by the Australian government or any agency of the Australian government of any exchange control restrictions or prohibitions ("EXCHANGE CONTROLS"). For the avoidance of doubt:

         (i) exchange controls do not constitute an Illegality or Event of Default or Termination Event under this Agreement, and do not entitle a party to terminate a Transaction or otherwise refuse to make any payments it is obliged to make under a Transaction; and

         (ii) delivery by Party B of Australian dollar amounts required to be paid by it under any relevant Confirmation to the bank account specified in that confirmation will constitute proper payment of those amounts by Party B and Party A's obligations under this Agreement will be unaffected by any such exchange controls."

(14)     Add a new Section 6(aa):

         "(aa)    RESTRICTED TERMINATION RIGHTS

                  (i) TERMINATION BY PARTY B: Party B must not designate an Early Termination Date without the prior written consent of the Note Trustee.

                  (ii) CONSULTATION: Each party may only designate an Early Termination Date following prior consultation with the other party as to the timing of the Early Termination Date. Subject to its duties under the Trust Deed and the Supplementary Terms Notice, Party B may exercise any rights in its capacity as holder of the Purchased Receivables only on the instructions of the Note Trustee and only after consultation between Party A and the Note Trustee.

                  (iii)    PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT:

                          (a) Notwithstanding Part 1(3)(iii) of this Schedule, Party A may designate an Early Termination Date if it is an Affected Party following a Tax Event but only if all Notes will be redeemed at their Invested Amount (or, if the Noteholders by Extraordinary Resolution have so agreed, at their Stated Amount) together with accrued interest to (but excluding) the date of redemption.

                          (b) If a Tax Event occurs where Party A is the Affected Party and Party A is unable to transfer all its rights and obligations under this Agreement and each Transaction to an Affiliate pursuant to Section 6(b)(ii), Party A may, at its cost, transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any person provided that:

                                   (A)      each Designated Rating Agency has
                                            confirmed in writing that the
                                            transfer will not result in a
                                            reduction, qualification or
                                            withdrawal of the credit ratings
                                            then assigned by them to the
                                            relevant Notes; and

                                   (B)      that person has a long term credit
                                            rating assigned by each of the
                                            Designated Rating Agencies of at
                                            least the long term credit rating
                                            assigned by that Designated Rating
                                            Agency to Party A as at the date of
                                            this Agreement and the Standby Swap
                                            Provider provides its written
                                            consent to the transfer.

                  (iv) TRANSFER WHERE PARTY B DOES NOT GROSS-UP: If any payment by Party B to Party A under this Agreement is, or is likely to be, made subject to any deduction or withholding on account of Tax, the Manger on behalf of Party B will endeavour to procure the substitution of Party B as principal obligor under this Agreement in respect of each affected Transaction of a Party B incorporated in another jurisdiction approved by Party A, and the Note Trustee and in respect of which the Designated Rating Agencies confirm that the substitution will not cause a reduction or withdrawal of the rating of Notes".

(15) In Section 6(b)(ii), add the words "so long as the transfer in respect of that Transaction would not lead to a rating downgrade of any rated debt of Party B that is secured under the Security Trust Deed" after the words "ceases to exist" at the end of the first paragraph.

(16) In Section 6(e), delete the sentence "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off." At the end of the first paragraph.

(17) Section 7 of this Agreement is replaced in its entirety with the following:
                                                                         Page 10

          "Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (by way of security or otherwise) by either party except that:

          (a) Party B may transfer all its rights, title and interest under this Agreement subject to and in accordance with the provisions of the Trust Deed and the Security Trust Deed (as such terms are defined below).

          (b) Party A may transfer this Agreement, any of its interests and obligations in and under this Agreement to another of Party A's offices, branches or Affiliates on ten (10) Business Days' prior written notice; PROVIDED, HOWEVER, that:

                  (i) if such transfer is to an entity other than American International Group, Inc., such transfer shall be accompanied by a guarantee of American International Group, Inc. of such transferee's obligations in substantially the form of the guarantee of American International Group, Inc. set out in Appendix A to this Agreement or by a written confirmation from American International Group, Inc. that the original guarantee given in connection with this Agreement will apply to the obligations of such transferee under this Agreement;

                  (ii) the transferee will not, as a result of such transfer, be required on any succeeding Scheduled Payment Date to withhold or deduct on account of Tax under Section 2(d)(i) amounts in excess of that which Party A would, on the next succeeding Scheduled Payment Date, have been required to so withhold or deduct;

                  (iii) the Designated Rating Agencies have confirmed that such transfer will not cause a downgrading, qualification or withdrawal of the then current rating of the Notes;

                  (iv) a Termination Event or Event of Default will not occur as a result of such transfer; and

                  (v) the transferee provides to Party B a legal opinion as to the enforceability of the currency swap transfer and if applicable, any newly issued guarantee referred to in subparagraph (i). With respect to the result described in subclause (ii), Party A agrees to cause such transferee to make, and Party B agrees to make, such Payee Representations and Payer Representations as may reasonably be requested by the other party in order to permit such other party to determine that such result will not occur after such transfer."

         If a transfer is permitted pursuant to this Agreement, the non-transferring party shall not be obliged to pay any greater amounts and shall not receive less as a result of such transfer than would have been the case if such transfer had not taken place.


(18)     Section 12 is amended as follows:

         In Section 12(a), insert "and settlement instructions requiring payment to an entity other than the original counterparty" after "Section 5 or 6" in line 2.

(19) RELATIONSHIP BETWEEN PARTIES. The following representation shall be inserted as a new Section 3(g) of this Agreement:

         "(g) RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

                  (i) NON-RELIANCE. It is acting for its own account (in the case of Party B as trustee of the Trust), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (and in the case of Party B, also on the judgment of the Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                  (ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes (in the case of Party B, subject to section (1)), the risks of that Transaction.

                  (iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction (other than in the case of Party B, the Manager)."

                  (iv) ELIGIBLE CONTRACT PARTICIPANT. It constitutes an "eligible contract participant" as such term is defined in section 1(a)(12) of the Commodity Exchange Act, 7 U.S.C. Section 1(a)(12).

(20) ISDA DEFINITIONS. Reference is hereby made to the 2000 ISDA Definitions (the "2000 Definitions") and the 1998 FX and Currency Option Definitions (the "FX Definitions") (collectively the "ISDA Definitions") each as published by the International Swaps and Derivatives Association, Inc., which are hereby incorporated by reference herein. Any terms used and not otherwise defined herein which are contained in the ISDA Definitions shall have the meaning set forth therein.

(21) SCOPE OF AGREEMENT. Notwithstanding anything contained in this Agreement to the contrary, any transaction which may otherwise constitute a "Specified Transaction" for purposes of this Agreement which has been or will be entered into between the parties shall constitute a "Transaction" which is subject to, governed by, and construed in accordance with the terms of this Agreement, unless any Confirmation with respect to a Transaction entered into after the execution of this Agreement expressly provides otherwise.

(22) INCONSISTENCY. In the event of any inconsistency between any of the following documents, the relevant document first listed below shall govern: (i) a Confirmation; (ii) the Schedule and an ISDA Credit Support Annex (as applicable); (iii) the ISDA Definitions; and (iv) the printed form of ISDA Master Agreement and ISDA Credit Support Annex (as applicable). In the event of any inconsistency between provisions contained in the 2000 Definitions and the FX Definitions, the FX Definitions shall prevail.

(23) CONSULTATION. Each party may only designate an Early Termination Date following prior consultation with the other party as to the timing of the Early Termination Date. Subject to its duties under the Trust Deed and the Supplementary Terms Notice, Party B may exercise any rights in its capacity as holder of the Purchased Receivables only in accordance with the Transaction Documents.

(24)     Section 14 of the Agreement is modified as follows :

         (a)      New definitions are inserted as follows:

                  "FUTURE OBLIGATIONS" means all payment or delivery obligations (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) of a party under Section 2(a)(i) in respect of a Terminated Transaction or group of Terminated Transactions, that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. (For this purpose,

                  Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included).

                  "SECURITY TRUST DEED" means the Security Trust Deed dated on or about the date of this Agreement between Party B as issuing trustee, Crusade Management Limited as Manager, P.T. Limited, as security trustee and Wilmington Trust Company as note trustee.

                  "TRUST DEED" means the Master Trust Deed dated 14 March 1998 as amended by the Crusade Global Trust No. 1 of 2003 Supplementary Terms Notice dated on or about the date of this Agreement between (amongst others) Party B, St.George Bank Limited and the Manager ("SUPPLEMENTARY TERMS NOTICE") and each of the following expressions has the meanings given to them in the Trust Deed and the Supplementary Terms Notice.


                  "AGENCY AGREEMENT"
                  "ASSET"
                  "CLASS A NOTES"
                  "BANK"
                  "CURRENCY SWAP"
                  "DESIGNATED RATING AGENCY"
                  "EXTRAORDINARY RESOLUTION"
                  "FINAL MATURITY DATE"
                  "HEDGE AGREEMENT"
                  "INSOLVENCY EVENT"
                  "INVESTED AMOUNT"
                  "MORTGAGED PROPERTY"
                  "NOTES"
                  "NOTEHOLDER"
                  "NOTE TRUSTEE"
                  "PRINCIPAL PAYING AGENT"
                  "PURCHASED RECEIVABLES"
                  "SECURITY TRUST DEED"
                  "SECURITY TRUSTEE"
                  "STATED AMOUNT"
                  "SUPPORT FACILITY PROVIDER"
                  "TRUST"
                  "TRUST EXPENSE"

         (b)      The definition of "Market Quotation" is replaced with:

                  "MARKET QUOTATION" means with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will take into account any existing Credit Support Documents with respect to the obligations of such party.

                  Each quotation will be determined as the amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of the Future Obligations of both parties, and where applicable (but without limiting the foregoing) the present value of the difference or the differences on each Scheduled Payment Date that would have occurred after the Early Termination Date between (a) the Future Obligations of the other party to the Terminated Transaction or Termination Transactions and (b) the obligations that a quoting Reference Market-maker would have under a transaction ("Replacement

                  Transaction") that would preserve for the party making the determination that party's Future Obligations, with such present value being positive if (a) is greater than (b) and negative if (a) is less than (b).

                  The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide it's quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which the quotation or quotations are to be obtained will be selected in god faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other.

                  If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined."

         (c) TRUST DEED AND SECURITY TRUST DEED: The parties acknowledge and agree and for the purposes of the Trust Deed and Security Trust Deed

                  (i) all Transactions under this Agreement are "Hedge Agreements";

                  (ii)     Party A is a "Support Facility Provider",


(25)     New Sections 15, 16 and 17 are added as follows:

         "15.     TRUSTEE PROVISIONS

                  (a)      (A)      General

                           Clause 30 of the Trust Deed applies to the obligations and liabilities of the Trustee under this agreement. Clause 16 of the Security Trust Deed applies to govern Party A's priority to monies received from the sale of Assets of the Trust or other enforcement of the Charge under the Security Trust Deed (as defined in the Security Trust Deed).

                           (B)      Limitation of Trustee's Liability

                           (1) The Trustee enters into this agreement only in its capacity as trustee of the Trust and in no other capacity (except where the Transaction Documents provide otherwise). Subject to subparagraph (3) below, a liability arising under or in connection with this agreement or the Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of the assets and property of the Trust which are available to satisfy the right of the Trustee to be exonerated or indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this agreement and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement or the Trust.

                           (2) Subject to subparagraph (3) below, no person (including any Relevant Party) may take action against the Trustee in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except under this agreement), or a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangements of or affecting the Trustee.

                           (3) The provisions of this section 15 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification or exoneration out of the Assets of the Trust as a result of the Trustee's fraud, negligence, or Default.

                           (4) It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this agreement) will be considered fraud, negligence or Default of the Trustee for the purpose of subparagraph (3) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any person who has been delegated or appointed by the Trustee in accordance with this agreement or any other Transaction Document to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any such person.

                           (5) In exercising their powers under the Transaction Documents, each of the Trustee, the Security Trustee and the Noteholders must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with this agreement has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence, or Default of the Trustee for the purpose of subparagraph
                                    (3) above.

                           (6) In this clause, RELEVANT PARTIES means each of the Manager, the Servicer, the Calculation Agent, the Note Registrar, each Paying Agent, the Note Trustee and each Support Facility Provider.

                           (7)      Nothing in this clause limits the
                                    obligations expressly imposed on the Trustee under the Transaction Documents.

                  (b)      Nothing in paragraph (a) limits Party A in:

                           (i) obtaining an injunction or other order to restrain any breach of this Agreement by Party B;

                           (ii)     obtaining declaratory relief; or

                           (iii) in relation to its rights under the Security Trust Deed.

                  (c) Except as provided in paragraphs (a) and (b), Party A shall not

                           (i) (JUDGMENT) obtain a judgment for the payment of money or damages by Party B;

                           (ii)     (STATUTORY DEMAND) issue any demand under
                                    section 459E(1) of the Corporations Act 2001
                                    (Cth) (or any analogous provision under any other law) against Party B;

                           (iii) (WINDING UP) apply for the winding up or dissolution of Party B;

                           (iv) (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of Party B;

                           (v) (COURT APPOINTED RECEIVER) apply for the appointment by a court of a receiver to any of the assets of Party B;

                           (vi) (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against Party B; or

                           (vii) (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to Party B,

                  (a) or take proceedings for any of the above and Party A waives its rights to make those applications and take those proceedings."

                  "16.     REPLACEMENT CURRENCY SWAP

                  (b) If this Agreement or any Transaction under this Agreement is terminated, Party B must, at the direction of the Manager, enter into one or more currency swaps which replace the Transactions under this Agreement (collectively a "REPLACEMENT CURRENCY SWAP") but only on the following conditions:

                           (i) the Settlement Amount payable (if any) by Party B to Party A upon termination of this Agreement or any Transaction will be paid in full when due in accordance with the Supplementary Terms Notice and this Agreement;

                           (ii) the Designated Ratings Agencies confirm that the Replacement Currency Swap will not cause a reduction or withdrawal of the ratings of the Notes; and

                           (iii)    the liability of Party B under the
                                    Replacement Currency Swap is limited to at least the same extent that its liability is limited under this Agreement.

                  (c) If Party B enters into the Replacement Currency Swap pursuant to paragraph (a) it must direct the Replacement Currency Swap provider to pay any upfront premium to enter into the Replacement Currency Swap due to Party B directly to Party A in satisfaction of and to the extent of Party B's obligation to pay the Settlement Amount to Party A as referred to in
                           Section 16(a) and to the extent that such premium is not greater than or equal to the Settlement Amount, the balance must be satisfied by Party B as a Trust Expense.

                  (d) If Party B enters into a Replacement Currency Swap pursuant to paragraph (a), Party B must direct Party A to pay any Settlement Amount payable by Party A to Party B on termination of this Agreement or any Transaction directly to the Replacement Currency Swap provider as payment and to the extent of any premium payable by Party B to enter into the Replacement Currency Swap, in satisfaction of and to the extent of Party A's obligation to pay that part of the Settlement Amount to Party B.

         "(17) APPOINTMENT OF MANAGER: Party A acknowledges that under the Trust Deed Party B has appointed the Manager as manager of the Trust with the powers set out in and upon and subject to the terms of, the Trust Deed. Accordingly, subject to the terms of the Trust Deed, the Manager:

                  (i) may arrange and monitor Transactions and exercise all other rights and powers of Party B under this Agreement; and

                  (ii) without limiting the generality of the foregoing, the Manager may, issue and receive, on behalf of Party B all notices, certificates and other communications to or by Party A under this Agreement."

(26)     New Section 18 is added as follows:

         "18.     RATINGS DOWNGRADE

                  (a)      S&P Criteria:

                  (i) In the event that the long term, unsecured and unsubordinated debt obligations of the Credit Support Provider of Party A cease to be rated at least as high as "AA-" (or its equivalent) by S&P or the short term, unsecured and unsubordinated debt obligations of the Credit Support Provider of Party A cease to be rated at least as high as A-1+ (or its equivalent) by S&P, and as a result of such downgrade there would be an adverse effect on the then current rating of the Class A Notes, then Party A shall within:

                           (A) 30 Business Days of a downgrade of its Credit Support Provider's long term credit rating by S&P to not lower than A+ or a downgrade of its short term credit rating by S&P to not lower than A-1; or

                           (B) 5 Business Days of any other such withdrawal or downgrade and for the avoidance of doubt, if the Credit Support Provider of Party A's long term credit rating by S&P is not lower than A+ and the Credit Support Provider of Party A's short term credit rating by S&P is not lower than A-1, then paragraph (A) above shall apply and not this paragraph (B),

                           (or, in either case, such greater period as is agreed to in writing by S&P) at its cost alone and at its election:

                           (C) lodge cash collateral in US$ or securities reasonably acceptable to S&P in the Swap Collateral Account (as defined in Section 18(a)(v)(C) below) in an amount equivalent to the Collateral Amount as defined in Section (18)(a)(v)(A) below. Any interest earned on it is payable to Party A. A discount factor approved by S&P is to be applied to the securities. Party A will pay any costs associated with lodgement of the collateral; or

                           (D) at the cost of Party A or in return for any monies payable to Party A in accordance with Clause 5.21 of the Supplementary Terms Notice (as the case may be), enter into an agreement novating this Agreement to a replacement counterparty proposed by any of Party A, Party B or the Manager (if any) and in respect of which S&P has confirmed will result in there not being a withdrawal or downgrade of any credit rating, assigned by it, to the Notes; or

                           (E) enter into such other arrangements which S&P has confirmed will result in there not being a withdrawal or downgrade of any credit rating assigned by it to the Notes.

                  (ii) Where Party A procures a replacement counterparty in accordance with Section 18(a)(i)(D) above, each party to this Agreement shall do all things reasonably necessary to novate the relevant rights and obligations to the replacement counterparty.

                  (iii) Where Party B has not established a Swap Collateral Account and Party A is required to deposit monies into a Swap Collateral Account, the Manager must direct Party B to establish, as soon as is practicable, and maintain, in the name of Party B a Swap Collateral Account.

                  (iv) Party B may only make withdrawals from the Swap Collateral Account if directed to do so by the Manager and then only for the purpose of:

                           (A) novating obligations under this Agreement in accordance with Section 18(a)(i)(D) above or entering into any other arrangement in accordance with Section 18(a)(i)(E) above;

                           (B) refunding to Party A the amount of any reduction in the Cash Collateral Amount, from time to time and providing that S&P has confirmed, in writing, that such refund will not result in a withdrawal or downgrade of any credit rating assigned by it to the Notes;

                           (C) withdrawing any amount which has been incorrectly deposited into the Swap Collateral Account;

                           (D) paying financial institutions duty, bank accounts debit tax or other equivalent Taxes payable in respect of the Swap Collateral Account; or

                           (E) funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment.

                  (v)      For the purpose of Section 18(a):

                           (A) the COLLATERAL AMOUNT shall be an amount equal to the greater of the following:

                                    (1)      zero; and

                                    (2)      CCR.

                           (B) APPROVED BANK means a Bank which has a short term rating of at least A-1+ by S&P.

                           (C) SWAP COLLATERAL ACCOUNT means an account established by Party B with an Approved Bank outside Australia.

                  (vi) For the purpose of Section 18(a)(v)(A), the formula for calculating CCR is as follows.

                           CCR = CR x 1.030

                           where

                           CR means MTM + VB

                           MTM means the mark-to-market value of the Transactions outstanding under the Agreement. Party A will have to mark the Transactions to market and post collateral on a weekly basis, with a cure period of 3 days. The mark-to-market value should reflect the higher of 2 bids from counterparties that will be eligible and willing to assume Party A's role in the Transactions in place of Party A. The mark-to-market value may be a positive or negative amount. A bid has a negative value if the payment would be from the counterparty to Party A and has a positive value if the payment would be from Party A to the counterparty (for the purposes of determining a higher bid, any bid of positive value is higher than any bid of a negative value).

                           VB means the value calculated by multiplying the Invested Amount at the time of the calculation by the relevant percentage calculated from the following table (for the purposes of interpreting the table, "Counterparty rating" is the credit rating assigned to Party A by S&P and "Maturities" is the period from and including the date of calculation to but excluding the scheduled maturity of the last expiring Transaction outstanding under this Agreement):

                              VOLATILITY BUFFER (%)

COUNTERPARTY        MATURITIES UP     MATURITIES UP TO   MATURITIES MORE
RATING              TO 5 YEARS        10 YEARS           THAN 10 YEARS
A+                  1.05              1.75               3.0
A                   1.35              2.45               4.5
A-1*                1.5               3.15               6.0


*  The A-1 rating will be taken to be the counterparty's short term rating.


         (b)      Moody's Criteria

                  In the event that (aa) the long-term, unsecured and unsubordinated debt obligations of any Credit Support Provider of Party A cease to be rated at least as high as "A2" (or its equivalent) by Moody's or (bb) the short-term, unsecured and unsubordinated debt obligations of any Credit Support Provider of Party A cease to be rated at least as high as "Prime-1" (or its equivalent) by Moody's, if a short-term credit rating has been issued by Moody's, then Party A will, on a reasonable efforts basis and at its own cost attempt to:-

                  (i) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B or (y) a replacement third party agreed by Moody's; or

                  (ii) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement. Such co-obligor may be either (x) a person with the Required Ratings domiciled in the same legal jurisdiction as Party A or Party B, or (y) a person agreed by Moody's; or

                  (iii)    take such other action as agreed by Moody's.


                  Pending compliance with any of Section 18(b)(i), (b)(ii) or
                  (b)(iii) above, Party A will, at its own cost:

                  (iv) within 30 days of the occurrence of such downgrade, put in place a mark-to-market collateral agreement in a form and substance acceptable to Moody's (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement which complies with Moody's Criteria (or such other amount as may be agreed with Moody's).

                  If any of Section 18(b)(i), (b)(ii) or (b)(iii) are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to Section 18(b)(iv) will be retransferred to Party A and Party A will not be required to transfer any additional collateral.

                  For the purposes of Section 18(b), "REQUIRED RATINGS" means, in respect of the relevant entity, its short-term, unsecured and unsubordinated debt obligations are rated at least as high as "Prime-1," if a short-term credit rating has been issued by Moody's, and its long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A2", or such other ratings as may be agreed with Moody's from time to time.

                  "MOODY'S CRITERIA" means that the amount of collateral to be posted on a weekly basis shall equal the sum of (a) the product of A multiplied by the mark-to-market value of the outstanding Transactions as determined by Party A in good faith on a weekly basis and (b) the product of B multiplied by the current aggregate notional amounts of the outstanding Transactions, where:

                  (i) "A" means 103% and "B" means 4.6% if the long-term, unsecured and unsubordinated debt obligations or the short-term, unsecured and unsubordinated debt obligations (if a short-term credit rating has been issued by Moody's) of the Credit Support Provider of Party A cease to be rated as high as "A2" or "Prime-1" by Moody's;

                  (ii)     "A" means 0% and "B" means 0% in all other cases.

                  The mark-to-market value of the outstanding Transactions as determined by Party A on a weekly basis will be verified (at Party A's cost) within three (3) days by an independent third party selected by Party A. If there is any material discrepancy between the mark-to-market value as calculated by Party A and such third party, Party A will promptly obtain dealer quotations as specified below in "Dealer Quotation Procedures" in order to determine the mark-to-market value of the outstanding Transactions. On a monthly basis, Party A will obtain dealer quotations in accordance with the Dealer Quotation Procedures in order to verify its calculation of the mark-to-market value of the outstanding Transactions. "DEALER QUOTATION PROCEDURES" means that in determining or verifying, as the case may be, the mark-to market value of the outstanding Transactions, Party A will base such calculation on the arithmetic mean of four (4) bids from counterparties who are dealers in the relevant market. In providing such quotations, such dealers will be asked to assume that the party requesting the quotations is a dealer in the relevant market of the highest credit rating from Moody's, which satisfies all of the credit criteria which such dealer applies generally in making such market quotations. If Party A is unable to procure four bids, then the mark-to-market value will be the arithmetic mean of the bids actually obtained. Party A will, upon receipt of reasonable notice from Moody's, demonstrate to Moody's the calculation by it of the mark-to-market value of the outstanding Transactions is consistent with the foregoing.

         (c)      Fitch Criteria

                  In the event that the short-term, unsecured and unsubordinated debt obligations of any Credit Support Provider of Party A cease to be rated at least as high as "F1" (or its equivalent) by Fitch and as a result the then current rating of the Class A Notes may in the reasonable opinion of Fitch be downgraded or placed on credit watch for possible downgrade, then Party A will, on a reasonable efforts basis, within 30 days of the occurrence of such downgrade, at its own cost, either:-

                  (i) put in place an appropriate mark-to-market collateral agreement (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement which complies with the Fitch Criteria (or such other amount as may be agreed with Fitch); or

                  (ii) attempt to transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose short term unsecured and unsubordinated debt ratings are rated at least as high as F1 (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Class A Notes by Fitch from time to time; or

                  (iii) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as F1 (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Class A Notes by Fitch from time to time; or

                  (iv) take such other action as Party A may agree with Fitch as will result in the rating of the Class A Notes then outstanding being maintained.


                  "FITCH CRITERIA" means the amount of collateral to be posted shall equal the sum of (i) the product of A multiplied by the mark-to-market value of the outstanding Transactions determined by Party A in good faith on each Local Business Day, and (ii) the product of B multiplied by the current aggregate notional amount of the outstanding Transactions, where:

                  "A" means 100% and "B" means 3.5% if the mark-to-market value of the outstanding Transactions is determined by Party A.

         (d)      Downgrade Termination Events

                  (i)      If Party A does not take the measures described in
                           Section 18(b)(i), (ii), (iii) or (iv) above such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the thirtieth day following such downgrade with Party A as the sole Affected Party and all Transactions shall be Affected Transactions.

                  (ii) If Party A does not take any of the measures described in Section 18(c)(i), (ii), (iii) or (iv) above such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the thirtieth day following such downgrade with Party A as the sole Affected Party and all Transactions shall be Affected Transactions.

                  Each Additional Termination Event described in this Section 18(d) shall, on its occurrence, constitute a "DOWNGRADE TERMINATION EVENT".

         (e) Each of Party B and the Note Trustee shall use their reasonable endeavours to cooperate with Party A in putting in place such credit support documentation, including agreeing to such arrangements in such documentation as may satisfy S&P, Moody's and Fitch with respect to the operation and management of the collateral and entering into such documents as may reasonably be requested by Party A in connection with the provision of such collateral.

Please confirm your agreement to the terms of the foregoing Schedule by signing below.


AIG FINANCIAL PRODUCTS CORP.              PERPETUAL TRUSTEES CONSOLIDATED
                                          LIMITED as trustee of Crusade Global
                                          Trust No. 1 of 2003

By:                                       By:
       -------------------------------           -------------------------------

Name:                                     Name:

Title:                                    Title:



CRUSADE MANAGEMENT LIMITED

By:
       -------------------------------

Name:

Title:

                                   APPENDIX A
                          FORM OF GUARANTEE OF AMERICAN
                            INTERNATIONAL GROUP, INC.

Guarantee, dated as of [_____ _____] 2003, by American International Group, Inc., a Delaware corporation (the "Guarantor"), in favor of Perpetual Trustees Consolidated Limited (ABN 81 004 029 841), a limited liability public company organized under the laws of the State of Victoria, Australia (the "Guaranteed Party"), in its capacity as trustee of the Crusade Global Trust No. 1 of 2003.

1.       GUARANTEE

To induce the Guaranteed Party to enter into a Master Agreement, dated as of _________ 2003, pursuant to which the Guaranteed Party, Crusade Management Limited, as Manager, and AIG Financial Products Corp., a Delaware corporation (the "Company"), have entered and/or anticipate entering into one or more Transactions (as defined therein), the confirmation of each of which supplements, forms a part of, and will be read and construed as one with, such Master Agreement (as amended or modified from time to time, such Master Agreement together with such confirmations are collectively referred to herein as the "Agreement"), the Guarantor absolutely, unconditionally and irrevocably guarantees to the Guaranteed Party and its successors, endorsees and assigns the prompt payment when due, subject to any applicable grace period, of all present and future payment obligations of the Company to the Guaranteed Party arising out of Transactions entered into under the Agreement (the "Obligations"). This Guarantee is a Credit Support Document as contemplated in the Agreement.

2.       NATURE OF GUARANTEE

The Guarantor's obligations hereunder shall not be affected by the existence, validity, enforceability, perfection or extent of any collateral therefor or by any other circumstance relating to the Obligations that might otherwise constitute a legal or equitable discharge of or defense to the Guarantor not available to the Company. The Guarantor agrees that the Guaranteed Party may resort to the Guarantor for payment of any of the Obligations whether or not the Guaranteed Party shall have resorted to any collateral therefor or shall have proceeded against the Company or any other obligor principally or secondarily obligated with respect to any of the Obligations. The Guaranteed Party shall not be obligated to file any claim relating to the Obligations in the event that the Company becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Guaranteed Party to so file shall not affect the Guarantor's obligations hereunder. In the event that any payment to the Guaranteed Party in respect of any Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to such Obligations as if such payment had not been made. The Guarantor reserves the right to assert defenses which the Company may have to payment of any Obligations other than defenses arising from the bankruptcy or insolvency of the Company and other defenses expressly waived hereby.

3. CHANGES IN OBLIGATIONS, COLLATERAL THEREFOR AND AGREEMENTS RELATING THERETO; WAIVER OF CERTAIN NOTICES

The Guarantor agrees that the Guaranteed Party may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the Guarantor, extend the time of payment of, exchange or surrender any collateral for, or renew any of the Obligations, and may also make any agreement with the Company or with any other party to or person liable on any of the Obligations or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Guaranteed Party and the Company or any such other party or person, without in any way impairing or affecting this Guarantee. The Guarantor waives notice of the acceptance of this Guarantee and of the Obligations, presentment, demand for payment, notice of dishonor and protest.

4.       EXPENSES

The Guarantor agrees to pay on demand all fees and out of pocket expenses (including the reasonable fees and expenses of the Guaranteed Party's counsel) in any way relating to the enforcement or protection of the rights of the Guaranteed Party hereunder; provided, that the Guarantor shall not be liable for any expenses of the Guaranteed Party if no payment under this Guarantee is due.

5.       SUBROGATION

Upon payment of any of the Obligations, the Guarantor shall be subrogated to the rights of the Guaranteed Party against the Company with respect to such Obligations, and the Guaranteed Party agrees to take at the Guarantor's expense such steps as the Guarantor may reasonably request to implement such subrogation; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until all amounts then due and payable by the Company under the Agreement shall have been paid in full.

6.       NO WAIVER; CUMULATIVE RIGHTS

No failure on the part of the Guaranteed Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Guaranteed Party of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power. Each and every right, remedy and power hereby granted to the Guaranteed Party or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Guaranteed Party at any time or from time to time.

7.       REPRESENTATIONS AND WARRANTIES

The Guarantor hereby represents and warrants that:

(a) the Guarantor is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power to execute, deliver and perform this Guarantee;

(b) the execution, delivery and performance of this Guarantee have been and remain duly authorized by all necessary corporate action and do not contravene any provision of the Guarantor's certificate of incorporation or by-laws, as amended to date, or any law, regulation, rule, decree, order, judgment or contractual restriction binding on the Guarantor or its assets;

(c) all consents, licenses, clearances, authorizations and approvals of, and registrations and declarations with, any governmental authority or regulatory body necessary for the due execution, delivery and performance of this Guarantee have been obtained and remain in full force and effect and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority or regulatory body is required in connection with the execution, delivery or performance of this Guarantee; and

(d) this Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

8.       ASSIGNMENT

Neither the Guarantor nor the Guaranteed Party may assign its rights, interests or obligations hereunder to any other person (except by operation of law) without the prior written consent of the Guarantor or the Guaranteed Party, as the case may be, provided, however, that the Guaranteed Party may assign its rights, interests and obligations hereunder to an assignee or transferee to which it has transferred its interests and obligations under the Agreement pursuant to Section 6(b) or 7 thereof or the Schedule thereto.

9.       NOTICES

All notices or demands on the Guarantor shall be deemed effective when received, shall be in writing and shall be delivered by hand or by registered mail, or by facsimile transmission promptly confirmed by registered mail, addressed to the Guarantor at:

                  American International Group, Inc.
                  70 Pine Street, New York, NY 10270
                  Attention: Secretary
                  Fax: (212) 514-6894

or to such other address or fax number as the Guarantor shall have notified the Guaranteed Party in a written notice delivered to the Guaranteed Party in accordance with the Agreement.

10.      CONTINUING GUARANTEE

Subject to the provisions of Section 11 hereof, this Guarantee shall remain in full force and effect and shall be binding on the Guarantor, its successors and assigns until all of the Obligations have been satisfied in full.

11.      TERMINATION

This Guarantee may be terminated by the Guarantor upon five days' written notice to the Guaranteed Party, provided that this Guarantee shall remain in full force and effect with respect to Obligations incurred by the Company as a result of Transactions entered into prior to the effective date of such termination.

12.      GOVERNING LAW

THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

IN WITNESS WHEREOF, this Guarantee has been duly executed and delivered by the Guarantor to the Guaranteed Party as of the date first above written.




AMERICAN INTERNATIONAL GROUP, INC.


By_____________________________________________


By_____________________________________________]















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